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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                       AMENDMENT NO. 3 TO CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.

Date of Report:                February 1, 1999
                       ----------------------------------
                        (Date of earliest event reported)



                               GLOBAL SPORTS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-16611               04-2958132

(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation or organization)    File Number)       Identification Number)

1075 First Avenue, King of Prussia, PA                                19406
(Address of principal executive offices)                           (Zip Code)

                                 (610) 265-3229
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)
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PURPOSE OF AMENDMENT

   The Registrant previously filed certain of its material contracts as exhibits to its Current Report on Form 8-K filed December 28, 1999. The Registrant requested confidential treatment as to certain portions of the contracts. The Registrant hereby amends Item 7 of its Current Report on Form 8-K, as set forth in the pages attached hereto.

ITEM 7

Exhibit No.  Description
-----------  -----------

10.1 +(1) E-Commerce Agreement dated February 1, 1999 by and between Global Sports Interactive, Inc. ("GSI") and Michigan Sporting Goods Distributors, Inc.

10.2 +(1) E-Commerce Management Agreement dated March 10, 1999 by and between GSI and The Athlete's Foot Stores, Inc.

10.3 +(1) E-Commerce Agreement dated March 23, 1999 by and between GSI and Dunham's Athleisure Corporation

10.4 +(1) E-Commerce Management Agreement by and between GSI and Sport Chalet, Inc.

10.5 +(2) E-Commerce Venture Agreement (the "TSA Venture Agreement") dated May 7, 1999 by and between GSI and The Sports Authority, Inc. ("TSA")

10.6 +(2) Amendment No. 1 to E-Commerce Venture Agreement dated May 14, 1999 by and between GSI and TSA

10.7 +(2) License Agreement dated May 14, 1999 by and among TSA, The Sports Authority Michigan, Inc. and TheSportsAuthority.com, Inc. ("TSA.com")

10.8 +(1) E-Commerce Services Agreement dated May 14, 1999 by and between GSI and TSA.com

10.9 +(1) E-Commerce Agreement dated May 14, 1999 by and among TSA and TSA.com

10.10(3)  Agreement dated May 14, 1999, by and between TSA and the Registrant.

(1) Previously filed with Form 8-K/A filed April 26, 2000

(2) Previously filed with Form 8-K/A filed Aril 21, 2000

(3) Previously filed with Form 8-K filed December 28, 1999

                                       2
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-----------

+ Confidential treatment has been requested as to certain portions of this exhibit. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          GLOBAL SPORTS, INC.


DATE: May 2, 2000                By:    /s/ Michael G. Rubin
                                        ----------------------
                                            Michael G. Rubin

                                         Chairman of the Board &
                                         Chief Executive Officer


DATE: May 2, 2000                 By:   /s/  Jordan M. Copland
                                        ----------------------
                                            Jordan M. Copland
                                       Executive Vice President &
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

10.1+(1) E-Commerce Agreement dated February 1, 1999 by and between Global Sports Interactive, Inc. ("GSI") and Michigan Sporting Goods Distributors, Inc.

10.2+(1) E-Commerce Management Agreement dated March 10, 1999 by and between GSI and The Athlete's Foot Stores, Inc.

10.3+(1) E-Commerce Agreement dated March 23, 1999 by and between GSI and Dunham's Athleisure Corporation

10.4+(1)  E-Commerce Management Agreement by and between GSI and Sport Chalet,
          Inc.

10.5+(2) E-Commerce Venture Agreement (the "TSA Venture Agreement") dated May 7, 1999 by and between GSI and The Sports Authority, Inc. ("TSA")

10.6+(2) Amendment No. 1 to E-Commerce Venture Agreement dated May 14, 1999 by and between GSI and TSA

10.7+(2) License Agreement dated May 14, 1999 by and among TSA, The Sports Authority Michigan, Inc. and TheSportsAuthority.com, Inc. ("TSA.com")

10.8+(1) E-Commerce Services Agreement dated May 14, 1999 by and between GSI and TSA.com

10.9+(1)  E-Commerce Agreement dated May 14, 1999 by and among TSA and TSA.com

10.10(3)  Agreement dated May 14, 1999, by and between TSA and the Registrant
--------------

+ Confidential treatment has been requested as to certain portions of this exhibit. The omitted portions have been separately filed with the Securities and Exchange Commission.

(1)  Previously filed with Form 8-K/A filed April 26, 2000.

(2)  Previously filed with Form 8-K/A filed April 21, 2000.

(3)  Previously filed with Form 8-K filed December 28, 1999.

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